                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      Date of Report:  December 10, 1996

                AmeriCredit Automobile Receivables Trust 1996-B
            (Exact Name of Registrant as specified in its charter)


         United States               33-98620              88-0359494
         -------------               --------              ----------
(State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
         of Incorporation)                             Identification Number)


                          c/o AmeriCredit Financial
                                Services, Inc.
                         Attention:  Daniel E. Berce
                               200 Bailey Avenue
                              Fort Worth, TX  76107
                              (Address of Principal
                                 Executive Office)

                                (817) 332-7000
                           Registrant's phone number

Item 5.        Other Events

     Information relating to distributions to Certificateholders for the November, 1996, Collection Period of the Registrant in respect of the Asset Backed Certificates (the "Certificates") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Certificates, is contained in the Servicer's Certificate for the referenced Collection Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of April 30, 1996 between AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and LaSalle National Bank, as Trustee (the "Agreement").

Item 7.        Financial Statements, Exhibits

     Exhibit No.    Exhibit
     -----------    -------
         1.         Servicer's Certificate for the November, 1996 Collection
                    Period relating to the Certificates issued by the Registrant pursuant to the Agreement.

                                 EXHIBIT INDEX


Exhibit
-------
    1. Servicer's Certificate for the November, 1996 Collection Period relating to the Certificates issued by the Registrant.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


    AmeriCredit Automobile Receivables Trust 1996-B

    By:  AmeriCredit Financial Services, Inc., as Servicer



    /s/  Daniel E. Berce
         Daniel E. Berce
         Executive Vice President,
         Chief Financial Officer
         and Treasurer



    December 10, 1996